Exhibit 10.19

                                     FORM OF
                                DEED OF COVENANTS
                TO ACCOMPANY A FIRST PREFERRED STATUTORY MORTGAGE

                              ON MALTA FLAG VESSEL

                                    [VESSEL]
                         OFFICIAL NO. [OFFICIAL NUMBER]

                                   executed by

                                  [SHIPOWNER],
                                  as Shipowner

                                   in favor of

              CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH,
                           as Trustee and as Mortgagee

                                 [CLOSING DATE]


                                                               DEED OF COVENANTS
                                                                   [VESSEL NAME]
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                                TABLE OF CONTENTS

                                                                            PAGE

RECITALS...................................................................... 1

ARTICLE I  REPRESENTATIONS AND WARRANTIES OF THE SHIPOWNER.....................5

         SECTION 1.        EXISTENCE; AUTHORIZATION............................5
         SECTION 2.        TITLE TO VESSEL.....................................5

ARTICLE II  COVENANTS OF THE SHIPOWNER.........................................5

         SECTION 1.        PAYMENT OF INDEBTEDNESS.............................5
         SECTION 2.        MORTGAGE RECORDING..................................6
         SECTION 3.        LAWFUL OPERATION....................................6
         SECTION 4.        PAYMENT OF TAXES....................................6
         SECTION 5.        PROHIBITION OF LIENS................................6
         SECTION 6.        NOTICE OF MORTGAGE..................................6
         SECTION 7.        REMOVAL OF LIENS....................................7
         SECTION 8.        RELEASE FROM ARREST.................................7
         SECTION 9.        MAINTENANCE.........................................7
         SECTION 10.       INSPECTION; REPORTS.................................9
         SECTION 11.       FLAG; HOME PORT....................................10
         SECTION 12.       NO SALES, TRANSFERS OR CHARTERS....................10
         SECTION 13.       INSURANCE..........................................10
         SECTION 14.       REIMBURSEMENT FOR EXPENSES.........................15
         SECTION 15.       PERFORMANCE OF CHARTERS............................15
         SECTION 16.       CHANGE IN OWNERSHIP................................15
         SECTION 17.       PREPAYMENT IF EVENT OF LOSS........................15

ARTICLE III  EVENTS OF DEFAULT AND REMEDIES...................................15

         SECTION 1.        EVENTS OF DEFAULT; REMEDIES........................15
         SECTION 2.        POWER OF SALE......................................18
         SECTION 3.        POWER OF ATTORNEY - SALE...........................18
         SECTION 4.        POWER OF ATTORNEY - COLLECTION.....................19
         SECTION 5.        DELIVERY OF VESSEL.................................19
         SECTION 6.        MORTGAGEE TO DISCHARGE LIENS.......................19
         SECTION 7.        PAYMENT OF EXPENSES................................20
         SECTION 8.        REMEDIES CUMULATIVE................................20
         SECTION 9.        CURE OF DEFAULTS...................................20
         SECTION 10.       DISCONTINUANCE OF PROCEEDINGS......................21
         SECTION 11.       APPLICATION OF PROCEEDS............................21
         SECTION 12.       POSSESSION UNTIL DEFAULT...........................21


                                       i                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
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         SECTION 13.       SEVERABILITY OF PROVISIONS, ETC....................22

ARTICLE IV  SUNDRY PROVISIONS.................................................23

         SECTION 1.        SUCCESSORS AND ASSIGNS.............................23
         SECTION 2.        POWER OF SUBSTITUTION..............................23
         SECTION 3.        COUNTERPARTS.......................................23
         SECTION 4.        NOTICES............................................23
         SECTION 6.        FURTHER ASSURANCES.................................24
         SECTION 7.        GOVERNING LAW......................................25
         SECTION 8.        ADDITIONAL RIGHTS OF THE MORTGAGEE.................25

SIGNATURE.......................................................................

EXHIBIT A                  Form of Credit Agreement
                           with Schedules II and X and Exhibits A, B, C, H-1,
                           H-2 and L

EXHIBIT B                  Form of Subsidiaries Guaranty

EXHIBIT C                  Form of Pledge and Security Agreement


                                       ii                      DEED OF COVENANTS
                                                                   [VESSEL NAME]
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                                DEED OF COVENANTS

                                    [VESSEL]


            This Deed of Covenants made [CLOSING DATE] (this "Deed"), between [SHIPOWNER], a [CITIZENSHIP] corporation (the "Shipowner"), and CHRISTIANIA BANK OG KREDITKASSE ASA, New York Branch ("CBK") not in its individual capacity, but solely as Trustee (together with its successors in trust and assigns, the "Mortgagee"), pursuant to that certain Master Vessel and Collateral Trust Agreement dated as of [Closing Date] (as the same may be amended, supplemented or otherwise modified from time to time, the "Master Vessel Trust Agreement") between CBK, as Collateral Agent to the Secured Creditors party to the Credit Agreement defined below, and CBK, as Trustee.

                            W I T N E S S E T H That

            WHEREAS:

            A. The Shipowner is the sole owner of the whole of the Malta flag vessel [VESSEL], Official Number [OFFICIAL NUMBER] of [GROSS TONS] gross tons and [NET TONS] net tons built in [YEAR BUILT] at [YARD AND LOCATION BUILT], with her home port at Valetta, Malta, which together with all interest therein and all of the boilers, engines, machinery, masts, spars, boats, anchors, cables, chains, rigging, tackle, capstans, outfit, tools, pumps and pumping equipment, apparel, furniture, drilling equipment, fittings, equipment, spare parts, and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, and also any and all additions, improvements, renewals and replacements hereafter made in or to such vessel or any part thereof, including all items and appurtenances aforesaid (such vessel, together with all of the foregoing, being herein called the "Vessel").

            B. GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the "Borrower"), the Lenders party thereto from time to time (the "Lenders") and CBK, as Administrative Agent, Syndication Agent and Lead Arranger for the Lenders, have entered into a Credit Agreement dated as of [CREDIT AGREEMENT DATE] among the Borrower, the lenders party thereto from time to time (the "Lenders") and CBK, as administrative agent, syndication agent and lead arranger (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), providing for loans to the Borrower in the aggregate principal amount of up to ONE HUNDRED SIXTY-FIVE MILLION UNITED STATES DOLLARS (US$165,000,000) (as defined in the Credit Agreement, the "Loan"), a copy of the form of which (together with its attachments, but excluding Schedules I, III through IX and XI, and Exhibits D through G and I through K) is attached hereto as EXHIBIT A and made a part hereof.


                                                               DEED OF COVENANTS
                                                                   [VESSEL NAME]
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            C. The Borrower may at any time and from time to time on and after the date hereof enter into, or guaranty the obligations of the Shipowner or one or more other Pledgors (as defined in the Pledge Agreement defined below) or any of their respective subsidiaries under, one or more Interest Rate Protection Agreements or Other Hedging Agreements with respect to the Borrower's obligations under the Credit Agreement, with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lenders, herein called the "Secured Creditors"; each such Interest Rate Protection Agreement, as amended, modified, restated and/or supplemented from time to time, herein called an "Interest Rate Protection Agreement," and each such Other Hedging Agreement, as amended, modified, restated and/or supplemented from time to time, herein called an "Other Hedging Agreement"). The estimated aggregate notional amount of the liabilities of the Borrower, the Shipowner, the other Pledgors and their respective subsidiaries under the Interest Rate Protection Agreements or Other Hedging Agreements is TEN MILLION UNITED STATES DOLLARS (US $10,000,000).

            D. The Shipowner is an indirectly wholly owned subsidiary of the Borrower.

            E. The Shipowner and each other Subsidiary Guarantor (as defined in the Credit Agreement) have duly executed and delivered the Subsidiaries Guaranty (as defined in the Credit Agreement), a copy of the form of which (without attachments) is attached hereto as EXHIBIT B and made a part hereof, pursuant to which the Shipowner and each other shipowning subsidiary of the Borrower have guaranteed (i) all obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement) to induce the Lenders to make the Loan, and (ii) all obligations of the Borrower, the Shipowner, the other Pledgors and their respective subsidiaries under each Interest Rate Protection Agreement and each Other Hedging Agreement. The Lenders have advanced a portion of the Loan pursuant to the Credit Agreement and have committed to make future advances subject to the terms and on the conditions set forth in the Credit Agreement; the Shipowner acknowledges that it is justly indebted to the Lenders and the other Secured Creditors under the Subsidiaries Guaranty.

            F. Contemporaneously with the execution of this Deed there has been executed and registered by the Shipowner in favor of the Mortgagee a First Preferred Statutory Maltese Ship Mortgage (the "Mortgage") to secure its obligation under the Subsidiaries Guaranty, the other Credit Documents to which it is a party (in each case, according to the terms thereof) and the payment of all other such sums due or which may become due to the Mortgagee pursuant to the Subsidiaries Guaranty, the "Pledge Agreement"), a copy of the form of which (without attachments) is attached hereto as EXHIBIT C and made a part hereof, made by the


                                       2                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
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Shipowner and each other Subsidiary Guarantor to the Collateral Agent, for the benefit of the Secured Creditors, and the other Credit Documents, constituting a First Preferred Mortgage over the said Vessel and the Shipowner has agreed to execute this Deed collateral to the Mortgage and to the security thereby created.

            G. This Deed shall be read together with the Subsidiaries Guarantee and the Pledge Agreement, but in the case of any conflict between the two instruments, the provisions of the Subsidiaries Guaranty shall govern and prevail. Terms used herein and not otherwise defined herein are used as defined in the Subsidiaries Guaranty.

            H. Pursuant to the Master Vessel Trust Agreement, the Mortgagee has agreed to act as Trustee for the Secured Creditors and hold such preferred mortgages as set forth in the Master Vessel Trust Agreement.

            NOW, THIS DEED WITNESSETH AS FOLLOWS:

            1. In consideration of the premises and other good and valuable consideration, the Shipowner hereby covenants with the Mortgagee to pay each and every sum of money that may be or become owing under the terms of the Subsidiaries Guaranty, the Pledge Agreement, the Mortgage and the other Credit Documents to which it is a party or any of them at the time and in the manner specified therein, including without limitation:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, fees and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Shipowner at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of the Shipowner to the Lender Creditors (as defined in the Pledge Agreement), whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which the Shipowner is a party and the due performance and compliance by the Shipowner with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements being herein collectively called the "Credit Document Obligations");

            (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and


                                       3                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
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      indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Shipowner at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by the Shipowner to the Other Creditors (as defined in the Pledge Agreement) under, or with respect to any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by the Shipowner with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations");

            (iii) any and all sums advanced by the Mortgagee in order to preserve the Vessel (as defined below) or preserve its security interest in the Vessel;

            (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Shipowner referred to in clauses (i) and (ii) above, after an Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Vessel, or of any exercise by the Mortgagee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

            (v) all amounts paid by the Mortgagee as to which the Mortgagee has the right to reimbursement under Section 14 of Article II and Section 7 of
      Article III;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) hereof being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date hereof or extended from time to time after the date hereof,

(all such Obligations, principal, interest, and all other sums hereinafter called the "Indebtedness hereby secured").

            2. By way of security for payment of the Indebtedness secured hereby, the Shipowner hereby MORTGAGE AND CHARGES to and in favor of the Mortgagee all its interest, present and future, in the Vessel and proceeds thereof (which the Shipowner hereby warrants to be free at the date hereof from any other charges or encumbrances whatsoever).


                                       4                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
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            3. The Shipowner and the Mortgagee hereby covenant with each other that the security created by this Deed, the Subsidiaries Guaranty, the Pledge Agreement and any of the other Credit Documents to which it is a party shall be held by the Mortgagee as continuing security, and that the security so created shall not be satisfied by any intermediate payment of any part of the Indebtedness secured hereby.

            4. Upon the Mortgagee being satisfied that the Indebtedness secured hereby has been unconditionally and irrevocably paid and discharged in full, and following a written request therefor from the Shipowner, the Mortgagee will, subject to being indemnified in scope and substance to its satisfaction for the costs and expenses incurred by it in connection therewith, release the security created by the Mortgage and this Deed.

            5. The Shipowner shall remain liable to fulfill all obligations assumed by it in relation to the Vessel and the Mortgagee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in event of any failure by the Shipowner to perform its obligations in respect thereof.

            It is hereby covenanted, declared and agreed that the property above described is to be held subject to the further covenants, conditions, terms and uses hereinafter set forth.

            The Shipowner covenants and agrees with the Mortgagee as follows:

                                    ARTICLE I

                 REPRESENTATIONS AND WARRANTIES OF THE SHIPOWNER

            Section 1. EXISTENCE; AUTHORIZATION. The Shipowner is a company duly organized and validly existing under the laws of [PLACE OF SHIPOWNER INCORPORATION] and shall so remain during the life of this Deed. The Shipowner has full power and authority to own and mortgage the Vessel; has full right and entitlement to register the Vessel in its name under the flag of the Republic of Malta and all action necessary and required by law for the execution and delivery of this Deed and the Mortgage has been duly and effectively taken; and each of the Indebtedness hereby secured and this Deed and the Mortgage is and will be the legal, valid and binding obligation of the Shipowner enforceable in accordance with its terms.

            Section 2. TITLE TO VESSEL. The Shipowner lawfully owns and is lawfully possessed of the Vessel free from any lien or encumbrance whatsoever other than the Mortgage, liens for current crew's wages and liens not yet required to be removed under Section 7 of Article II hereof and will warrant and defend the title


                                       5                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
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and possession thereto and to every part thereof for the benefit of the
Mortgagee against the claims and demands of all persons whomsoever.

                                   ARTICLE II

                           COVENANTS OF THE SHIPOWNER

            Section 1. PAYMENT OF INDEBTEDNESS. The Shipowner will pay or cause to be paid the Indebtedness hereby secured and will observe, perform and comply with the covenants, terms and conditions herein and in the Subsidiaries Guaranty, the Pledge Agreement and the other Credit Documents to which it is a party, express or implied, on its part to be observed, performed or complied with.

            The obligation of the Indebtedness hereby secured is an obligation in United States Dollars and the term "$" when used herein shall mean such United States Dollars. Notwithstanding fluctuations in the value or rate of United States Dollars in terms of gold or any other currency, all payments hereunder or otherwise in respect of the Indebtedness hereby secured shall be payable in terms of United States Dollars when due, in United States Dollars when paid, whether such payment is made before or after the due date.

            Section 2. MORTGAGE RECORDING. The Shipowner will cause the Mortgage to be duly recorded or filed in the Office of [_________________________________________] of the Republic of Malta, in
accordance with the applicable provisions of the laws of the Republic of Malta and will otherwise comply with and satisfy all of the provisions of applicable laws of the Republic of Malta in order to establish and maintain (a) the Mortgage as a first preferred statutory mortgage thereunder upon the Vessel and upon all renewals, replacements and improvements made in or to the same and (b) this Deed, the Securities Guaranty and any other Security Documents as a first priority assignment of, charge over, and security interest in the Vessel or other property assigned thereunder.

            Section 3. LAWFUL OPERATION. The Shipowner will not cause or permit the Vessel to be operated in any manner contrary to law, and the Shipowner will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the registration of the Vessel under the laws and regulations of the Republic of Malta and will at all times keep the Vessel duly documented thereunder.

            Section 4. PAYMENT OF TAXES. The Shipowner will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines and penalties lawfully imposed on the Vessel or any income therefrom.


                                       6                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
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            Section 5. PROHIBITION OF LIENS. Neither the Shipowner, any
charterer, the Master of the Vessel nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon the Vessel, its freights, profits or hire any lien whatsoever other than the Mortgage, this Deed, other liens in favor of the Mortgagee and for crew's wages and salvage.

            Section 6. NOTICE OF MORTGAGE. The Shipowner will place, and at all times and places will retain a properly certified copy of the Mortgage and a true copy of this Deed on board the Vessel with her papers and will cause such certified copy and the Vessel's marine document to be exhibited to any and all persons having business therewith which might give rise to any lien thereon other than liens for crew's wages and salvage, and to any representative of the Mortgagee.

            The Shipowner will place and keep prominently displayed in the chart room and in the Master's cabin on the Vessel a framed printed notice in plain type reading as follows:

                               NOTICE OF MORTGAGE

      THIS VESSEL IS OWNED BY [SHIPOWNER], AND IS SUBJECT TO A FIRST PREFERRED STATUTORY MORTGAGE AND DEED OF COVENANTS COLLATERAL THERETO IN FAVOR OF CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, AS TRUSTEE/MORTGAGEE UNDER THE TERMS OF SAID DEED, NEITHER THE SHIPOWNER, ANY CHARTERER, THE MASTER OF THE VESSEL, NOR ANY OTHER PERSON HAS ANY RIGHT, POWER OR AUTHORITY TO CREATE, INCUR OR PERMIT TO BE PLACED OR IMPOSED UPON THE VESSEL, ANY ENCUMBRANCES WHATSOEVER OR ANY OTHER LIEN WHATSOEVER OTHER THAN FOR CREW'S WAGES AND SALVAGE.

            Section 7. REMOVAL OF LIENS. Except for the lien of this Deed and the Mortgage, the Shipowner will not suffer to be continued any lien, encumbrance or charge on the Vessel, and in due course and in any event within thirty (30) days after the same becomes due and payable or within fourteen (14) days after being requested to do so by the Mortgagee, the Shipowner will pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all claims or demands, and will cause the Vessel to be released or discharged from any lien, encumbrance or charge therefor.

            Section 8. RELEASE FROM ARREST. If a libel, complaint or similar process be filed against the Vessel or the Vessel be otherwise attached, levied upon or taken into custody by virtue of any legal proceeding in any court, the


                                       7                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
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Shipowner will promptly notify the Mortgagee thereof by telex, or telefax confirmed by letter, at the address, as specified in this Deed, and within fourteen (14) days will cause the Vessel to be released and all liens thereon other than the Mortgage and this Deed to be discharged, will cause a certificate of discharge to be recorded in the case of any recording of a notice of claim of lien, and will promptly notify the Mortgagee thereof in the manner aforesaid. The Shipowner will notify the Mortgagee within forty-eight (48) hours of any average or salvage incurred by the Vessel.

            Section 9. MAINTENANCE. (a)The Shipowner will at all times and without cost or expense to the Mortgagee maintain and preserve, or cause to be maintained and preserved, the Vessel and all its equipment, outfit and appurtenances, tight, staunch, strong, in good condition, working order and repair and in all respects seaworthy and fit for its intended service, and will keep the Vessel, or cause her to be kept, in such condition as will entitle her to the highest classification and rating for vessels of the same age and type in [_____________________________] or other classification society of like standing approved by the Mortgagee. The Shipowner covenants to deliver annually to the Mortgagee a certificate from such class society showing such classification to be maintained. The Shipowner will without cost or expense to the Mortgagee promptly, irrevocably and unconditionally instruct and authorize the classification society of the Vessel, and shall request the classification society to give an undertaking to the Mortgagee as follows:

      1. to send to the Mortgagee, following receipt of a written request from the Mortgagee, certified true copies of all original class records held by the classification society relating to the Vessel;

      2. to allow the Mortgagee (or its agents), at any time and from time to time, to inspect the original class and related records of the Shipowner and the Vessel at the offices of the classification society and to take copies of them;

      3.    following receipt of a written request from the Mortgagee:

            (a) to advise of any facts or matters which may result in or have resulted in a change, suspension, discontinuance, withdrawal or expiry of the Vessel's class under the rules or terms and conditions of the Shipowner's or the Vessel's membership of the classification society; and

            (b) to confirm that the Shipowner is not in default of any of its contractual obligations or liabilities to the classification society and, without limiting the foregoing, that it has paid in full all fees or other charges due and payable to the classification society; and


                                       8                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
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            (c)   if the Shipowner is in default of any of its contractual
                  obligations or liabilities to the classification society, to specify to the Mortgagee in reasonable detail the facts and circumstances of such default, the consequences thereof, and any remedy period agreed or allowed by the classification society; and

            (d) to notify the Mortgagee immediately in writing if the classification society receives notification from the Shipowner or any other person that the Vessel's classification society is to be changed.

Notwithstanding the above instructions and undertaking given for the benefit of the Mortgagee, the Shipowner shall continue to be responsible to the classification society for the performance and discharge of all its obligations and liabilities relating to or arising out of or in connection with the contract it has with the classification society, and nothing herein or therein shall be construed as imposing any obligation or liability of the Mortgagee to the classification society in respect thereof.

            The Shipowner shall further notify the classification society that all the foregoing instructions and authorizations shall remain in full force and effect until revoked or modified by written notice to the classification society received from the Mortgagee, and that the Shipowner shall reimburse the classification society for all its costs and expenses incurred in complying with the foregoing instructions.

            (b) The Vessel shall, and the Shipowner covenants that she will, at all times comply with all applicable laws, treaties and conventions to which the Republic of Malta is a party, and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith. The Shipowner will not make, or permit to be made, any substantial change in the structure, type or speed of the Vessel or change in her rig, without first receiving the written approval thereof by the Mortgagee.

            (c) The Shipowner agrees to give the Mortgagee at least ten (10) days notice of the actual date and place of any survey or drydocking, in order that the Mortgagee may have representatives present if desired. The Shipowner agrees that at the Mortgagee's request it will satisfy the Mortgagee that the expense of such survey or drydocking or work to be done thereat is within Shipowner's financial capability and will not result in a claim or lien against the Vessel in violation of the provisions of this Deed, the Credit Agreement or the Subsidiaries Guaranty, the Pledge Agreement or any other Credit Document.

            (d) The Shipowner shall promptly notify the Mortgagee of and furnish the Mortgagee with full information, including copies of reports and


                                       9                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
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surveys, regarding any material accident or accident involving repairs where the aggregate cost is likely to exceed Five Hundred Thousand Dollars (U.S. $500,000) (or its equivalent in another currency), any major damage to the Vessel, any event affecting the Vessel's class, any occurrence in consequence whereof the Vessel has become or is likely to suffer an Event of Loss as defined in the Credit Agreement.

            (e) The Mortgagee shall have the right at any time, on reasonable notice, to have its surveyor conduct inspections and surveys of the Vessel to ascertain the condition of the Vessel and to satisfy itself that the Vessel is being properly repaired and maintained. Such inspections and surveys shall be conducted at such times and in such manner as will not interfere with the Shipowner's normal business operations and schedule.

            Section 10. INSPECTION; REPORTS. (a) The Shipowner will at all reasonable times afford the Mortgagee or its authorized representatives full and complete access to the Vessel for the purpose of inspecting the Vessel and her cargo and papers, including without limitation all records pertaining to the Vessel's maintenance and repair, and, at the request of the Mortgagee, the Shipowner will deliver for inspection copies of any and all contracts and documents relating to the Vessel, whether on board or not.

            (b) The Shipowner hereby agrees to furnish promptly to the Mortgagee, on demand, any reports or information which the Shipowner may submit to shareholders or regulatory agencies and any additional information which the Mortgagee may request in respect of the financial condition of the Shipowner.

            Section 11. FLAG; HOME PORT. (a) The Shipowner will not change the flag or home port of the Vessel without the written consent of the Mortgagee and any such written consent to any one change of flag or home port shall not be construed to be a waiver of this provision with respect to any subsequent proposed change of flag or home port.

            (b) Notwithstanding the foregoing provisions of this Section 11, upon not less than 30 days prior written notice to the Mortgagee, provided no Default or Event of Default under the Credit Agreement shall have occurred and be continuing, the Shipowner may change the flag or home port of the Vessel to another flag or home port reasonably satisfactory to the Mortgagee, PROVIDED that the Shipowner shall promptly take all actions necessary or desirable to establish, preserve, protect and maintain the security interest of the Mortgagee in the Vessel to the satisfaction of the Mortgagee, and the Shipowner shall have provided to the Mortgagee and the Lenders such opinions of counsel as may be reasonably requested by the Mortgagee to assure itself that the conditions of this proviso have been satisfied.


                                      10                       DEED OF COVENANTS
                                                                   [VESSEL NAME]

            Section 12. NO SALES, TRANSFERS OR CHARTERS. The Shipowner will not sell, mortgage, transfer, or change the management of, or demise charter the Vessel for any period longer than twelve (12) months (including any permitted extensions or renewals) in each case, without the written consent of the Mortgagee first had and obtained, and any such written consent to any one sale, mortgage, demise charter, transfer, or change of management shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, demise charter, transfer, or change of management. Any such sale, mortgage, demise charter, transfer, or change of management of the Vessel shall be subject to the provisions of this Deed, the Mortgage and the lien thereof.

            Section 13. INSURANCE. (a) The Shipowner, at its own expense, or with respect to part (a)(iii) of this Section 13 the Mortgagee at the expense of the Shipowner, will keep the Vessel insured with insurers and protection and indemnity clubs or associations of internationally recognized responsibility, and placed in such markets, on such terms and conditions, and through brokers, in each case reasonably satisfactory to the Mortgagee and under forms of policies approved by the Mortgagee against the risks indicated below and such other risks as the Mortgagee may specify from time to time:

            (i) Marine and war risk, including London Blocking and Trapping Addendum and Lost Vessel Clause, hull and machinery insurance in an amount in U.S. dollars equal to, except as otherwise approved or required in writing by the Mortgagee, the greater of (x) the then full commercial value of the Vessel or (y) an amount which, when aggregated with such insured value of the other Vessels referred to in the Credit Agreement (if the other Vessels are then subject to a mortgage in favor of the Mortgagee under the Credit Agreement, and have not suffered an Event of Loss as defined in the Credit Agreement), is equal to 120% of the then outstanding aggregate principal amount of the outstanding Term Loans (as defined in the Credit Agreement) plus the Total Revolving Loan Commitment (as defined in the Credit Agreement) whether used or unused.

            (ii) Marine and war risk protection and indemnity insurance or equivalent insurance (including coverage against liability for passengers, fines and penalties arising out of the operation of the Vessel, insurance against liability arising out of pollution, spillage or leakage, and workmen's compensation or longshoremen's and harbor workers' insurance as shall be required by applicable law) in such amounts approved by the Mortgagee; provided, however that insurance against liability under law or international convention arising out of pollution, spillage or leakage shall be in an amount not less than the greater of:

            (y) the maximum amount available, as that amount may from time to time change, from the International Group of Protection and


                                      11                       DEED OF COVENANTS
                                                                   [VESSEL NAME]

                  Indemnity Associations or alternatively such sources of pollution, spillage or leakage coverage as are commercially available in any absence of such coverage by the International Group as shall be carried by prudent shipowners for similar vessels engaged in similar trades plus amounts available from customary excess insurers of such risks as excess amounts shall be carried by prudent shipowners for similar vessels engaged in similar trades; and

            (z) the amounts required by the laws or regulations of the United States of America or any applicable jurisdiction in which the Vessel may be trading from time to time.

            (iii) Mortgagee's interest insurance (including extended mortgagee interest-additional perils-pollution) coverage satisfactory to the Mortgagee in an amount equal to 120% of the then outstanding aggregate principal amounts of the outstanding Term Loans plus the Total Revolving Loan Commitment (as defined in the Credit Agreement) whether used or unused; all such mortgagee's interest insurance cover shal in the Mortgagee's discretion be obtained directly by the Mortgagee and the Shipowner shall on demand pay all costs of such cover.

            (iv) While the Vessel is idle or laid up, at the option of the Shipowner and in lieu of the above-mentioned marine and war risk hull insurance, port risk insurance insuring the Vessel against the usual risks encountered by like vessels under similar circumstances.

            (b) The marine and commercial war-risk insurance required by this
Section 13 shall have deductibles and franchises no higher than the following:
(i) Hull and Machinery - US$115,000 for all hull claims and US$150,000 for all machinery claims each accident or occurrence and (ii) Protection and Indemnity - US$50,000 for cargo claims, US$35,000 for crew claims, US$10,000 passenger claims and US$15,000 all other claims, in each case each accident or occurrence.

            All insurance maintained hereunder shall be primary insurance without right of contribution against any other insurance maintained by the Mortgagee. Each policy of marine and war risk hull and machinery insurance with respect to the Vessel shall provide that the Mortgagee shall be a named insured and a loss payee. Each entry in a marine and war risk protection indemnity club with respect to the Vessel shall note the interest of the Mortgagee. The Mortgagee and its successors and assigns shall not be responsible for any premiums, club calls, assessments or any other obligations or for the representations and warranties made therein by the Shipowner or any other person.


                                      12                       DEED OF COVENANTS
                                                                   [VESSEL NAME]

            (c) The Shipowner will furnish the Mortgagee from time to time on request, and in any event at least annually, a detailed report signed by a firm of marine insurance brokers acceptable to the Mortgagee with respect to P & I entry, the hull and machinery and war risk insurance carried and maintained on the Vessel, together with their opinion as to the adequacy thereof and its compliance with the provisions of this Mortgage. At the Shipowner's expense the Shipowner will cause such insurance broker and the P & I club or association providing P & I insurance referred to in part (a)(ii) of this Section 13, to agree to advise the Mortgagee by telex or telecopier confirmed by letter of any expiration, termination, alteration or cancellation of any policy, any default in the payment of any premium and of any other act or omission on the part of the Shipowner of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Vessel, and to provide an opportunity of paying any such unpaid premium or call, such right being exercisable by the Mortgagee on a Mortgaged Vessel (as defined in the Credit Agreement) by Mortgaged Vessel and not on a fleet basis.

            The underwriters or brokers shall furnish the Mortgagee with a letter or letters of undertaking to the effect that:

                  (i) they will hold the instruments of insurance, and the benefit of the insurances thereunder, to the order of the Mortgagee in accordance with the terms of the loss payable clause referred to in the Assignment of Insurances (attached to the Credit Agreement as Exhibit H-2); and

                  (ii) they will have endorsed on each and every policy as and when the same is issued the loss payable clause and the notice of assignment referred to in the Assignment of Insurances; and

                  (iii) they will not set off against any sum recoverable in respect of a claim against the Vessel under the said underwriters or brokers or any other person in respect of any other vessel nor cancel the said insurances by reason of non-payment o such premiums or other amounts.

            All policies of insurance required hereby shall provide for not less than 14 days prior written notice to be received by the Mortgagee of the termination or cancellation of the insurance evidenced thereby. All policies of insurance maintained pursuant to this Section 13 for risks covered by insurance other than that provided by a P & I Club shall contain provisions waiving underwriters' rights of subrogation thereunder against any assured named in such policy and any assignee of said assured. The Shipowner has assigned to the Mortgagee its rights under any policies of insurance in respect of the Vessel. The Shipowner agrees that, unless the insurances by their terms provide that they cannot cease (by reason of nonrenewal or otherwise) without the Mortgagee being informed and having the right to continue the insurance by paying any


                                      13                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
premiums not paid by the Shipowner, receipts showing payment of premiums for required insurance and also of demands from the Vessel's P & I underwriters shall be in the hands of the Mortgagee at least two (2) days before the risk in question commences.

            (d) Unless the Mortgagee shall otherwise agree, all amounts of whatsoever nature payable under any insurance must be payable to the Mortgagee for distribution first to itself and thereafter to the Shipowner or others as their interests may appear. Nevertheless, until otherwise required by the Mortgagee by notice to the underwriters upon the occurrence and continuance of a Default (as defined in the Credit Agreement) or an event of default hereunder,
(i) amounts payable under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the Shipowner to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred provided that the underwriter shall have first received evidence that the liability insured against has been discharged, and (ii) amounts payable under any insurance with respect to the Vessel involving any damage to the Vessel not constituting an Event of Loss (as defined in the Credit Agreement), may be paid by underwriters directly for the repair, salvage or other charges involved or, if the Shipowner shall have first fully repaired the damage or paid all of the salvage or other charges, may be paid to the Shipowner as reimbursement therefor; PROVIDED, HOWEVER, that if such amounts (including any franchise or deductible) are in excess of U.S.$250,000, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee.

            (e) All amounts paid to the Mortgagee in respect of any insurance on the Vessel shall be disposed of as follows (after deduction of the expenses of the Mortgagee in collecting such amounts):

            (i) any amount which might have been paid at the time, in accordance with the provisions of paragraph (d) above, directly to the Shipowner or others shall be paid by the Mortgagee to, or as directed by, the Shipowner;

            (ii) all amounts paid to the Mortgagee in respect of an Event of Loss (as defined in the Credit Agreement) of the Vessel shall be applied by the Mortgagee to the payment of the Indebtedness hereby secured pursuant to Section 4.02(c) of the Credit Agreement;

            (iii) all other amounts paid to the Mortgagee in respect of any insurance on the Vessel may, in the Mortgagee's sole discretion, be held and applied to the prepayment of the Indebtedness hereby secured or to making of needed repairs or other work on the Vessel, or to the payment of other claims incurred by the Shipowner relating to the Vessel, or may be paid to the Shipowner or whosoever may be entitled thereto.


                                      14                       DEED OF COVENANTS
                                                                   [VESSEL NAME]

            (f) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder and it is necessary for the Shipowner to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Shipowner, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement.

            (g) The Shipowner shall deliver to the Mortgagee certified copies and, whenever so requested by the Mortgagee, the originals of all certificates of entry, cover notes, binders, evidences of insurance and policies and all endorsements and riders amendatory thereof in respect of insurance maintained under this Deed for the purpose of inspection or safekeeping, or, alternatively, satisfactory letters of undertaking from the broker holding the same. The Mortgagee shall be under no duty or obligation to verify the adequacy or existence of any such insurance or any such policies, endorsement or riders.

            (h) The Shipowner agrees that it will not execute or permit or willingly allow to be done any act by which any insurance may be suspended, impaired or cancelled, and that it will not permit or allow the Vessel to undertake any voyage or run any risk or transport any cargo which may not be permitted by the policies in force, without having previously notified the Mortgagee in writing and insured the Vessel by additional coverage to extend to such voyages, risks, passengers or cargoes.

            (i) In case any underwriter proposes to pay less on any claim than the amount thereof, the Shipowner shall forthwith inform the Mortgagee, and if a Default, an Event of Default or an Event of Loss (as such terms are defined in the Credit Agreement) has occurred and is continuing the Mortgagee shall have the exclusive right to negotiate and agree to any compromise.

            (j) The Shipowner will comply with and satisfy all of the provisions of any applicable law, convention, regulation, proclamation or order concerning financial responsibility for liabilities imposed on the Shipowner or the Vessel with respect to pollution by any state or nation or political subdivision thereof and will maintain all certificates or other evidence of financial responsibility as may be required by any such law, convention, regulation, proclamation or order with respect to the trade in which the Vessel is from time to time engaged and the cargo carried by it.

            Section 14. REIMBURSEMENT FOR EXPENSES. The Shipowner will reimburse the Mortgagee promptly for any and all expenditures which the


                                      15                       DEED OF COVENANTS
                                                                   [VESSEL NAME]

Mortgagee may from time to time make, lay out or expend in providing such protection in respect of insurance, discharge or purchase of liens, taxes, dues, tolls, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorney's fees, and other matters as the Shipowner is obligated herein to provide, but fails to provide or which, in the sole judgment of the Mortgagee are necessary or appropriate for the protection of the Vessel or the security granted by this Deed. Such obligation of the Shipowner to reimburse the Mortgagee shall be an additional indebtedness due from the Shipowner, shall bear interest at the interest rate as set forth in Section 1.07(b) of the Credit Agreement from the date of payment by the Mortgagee to and including the date of reimbursement by the Shipowner, shall be secured by this Deed and the Mortgage, and shall be payable by the Shipowner on demand. The Mortgagee, though privileged to do so, shall be under no obligation to the Shipowner to make any such expenditure, nor shall the making thereof relieve the Shipowner of any default in that respect.

            Section 15. PERFORMANCE OF CHARTERS. The Shipowner will fully perform any and all charter parties which may be entered into with respect to the Vessel and will promptly notify the Mortgagee of any material claim by any charterer of non-performance thereunder by the Shipowner.

            Section 16. CHANGE IN OWNERSHIP. The Shipowner further covenants and agrees with the Mortgagee that, so long as any part of the Indebtedness hereby secured remains unpaid, there shall be no change in the ownership of the Vessel or any of the shares of the Shipowner without the prior written consent of the Mortgagee.

            Section 17. PREPAYMENT IF EVENT OF LOSS. In the event that the Vessel suffers an Event of Loss, as such term is defined in the Credit Agreement, then and in each such case the Shipowner shall forthwith repay the Indebtedness hereby secured at the time and in the amount set forth in Section 4.02(c) of the Credit Agreement except to the extent such amounts have otherwise been paid as therein provided.

                                   ARTICLE III

                         EVENTS OF DEFAULT AND REMEDIES

            Section 1. EVENTS OF DEFAULT; REMEDIES. In case any one or more of the following events, herein termed "events of default", shall happen:

            (a) the Shipowner fails to pay within three (3) Business Days of the date due any payment in respect of the Indebtedness hereby secured as provided herein; or

            (b) the statements in Article I shall prove to have been untrue when made in a material way; or


                                      16                       DEED OF COVENANTS
                                                                   [VESSEL NAME]

            (c) a default in the due and punctual observance and performance of any of the provisions of Sections 2, 3, 7, 8, 9(b), 11, 12, 13(a), (b),
      (d), (h) and (j), 16 or 17 of Article II hereof shall have occurred and be continuing; or

            (d) a breach or omission in the due and punctual observance of any of the other covenants and conditions herein required to be kept and performed by the Shipowner and such breach or omission shall continue for 30 days after the day the Shipowner first knew or should have known of such breach or omission; or

            (e) an Event of Default shall have occurred and be continuing under the Credit Agreement; or

            (f) a payment default by the Borrower or any of its subsidiaries under any Interest Rate Protection Agreement or Other Hedging Agreement shall have occurred and be continuing; or

            (g) any notice shall have been issued by the government or any bureau, department, officer, board or agency thereof of the country of registry of the Vessel to the effect that the Vessel is subject to cancellation from such registry or the certificate of registry of the Vessel is subject to revocation or cancellation for any reason whatsoever, and such notice shall not have been cancelled or annulled on or before seven (7) Business Days (as defined in the Credit Agreement) prior to the date set forth in such notice for such cancellation or revocation; or

            (h) the Vessel shall be cancelled from the country of registry of the Vessel or the certificate of registry of the Vessel is revoked or cancelled for any reason whatsoever;

then:

            the security constituted by this Deed and the Mortgage shall become immediately enforceable and that without limitation, the enforcement remedies specified can be exercised irrespective of whether or not the Mortgagee has exercised the right of acceleration under the Credit Agreement or any of the other Credit Documents and the Mortgagee shall have the right to:

            (i) Declare all the then unpaid Indebtedness hereby secured to be due and payable immediately, and upon such declaration, the same shall become and be immediately due and payable provided, however, that no declaration shall be required if an event of default shall have occurred by reason of a default under Section 10.05 of the Credit Agreement, then and in such case, the Indebtedness hereby secured shall become immediately due and payable on the occurrence of such event of default without any notice or demand;


                                      17                       DEED OF COVENANTS
                                                                   [VESSEL NAME]

            (ii) Exercise all of the rights and remedies in foreclosure and otherwise given to a mortgagee by the provisions of the laws of the country of registry of the Vessel or of any other jurisdiction where the Vessel may be found;

            (iii) Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment for the Indebtedness hereby secured, and collect the same out of any and all property of the Shipowner whether covered by this Mortgage or otherwise;

            (iv) Take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process and without being responsible for loss or damage and the Shipowner or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel;

            (v) Without being responsible for loss or damage, the Mortgagee may hold, lay up, lease, charter, operate or otherwise use such Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of such Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to subsection (vi) next following, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given them to take the Vessel, the Mortgagee shall have the right to dock the Vessel, for a reasonable time at any dock, pier or other premises of the Shipowner without charge, or to dock her at any other place at the cost and expense of the Shipowner;

            (vi) Without being responsible for loss or damage, the Mortgagee may sell the Vessel upon such terms and conditions as to the Mortgagee shall seem best, free from any claim of or by the Shipowner, at public or private sale, by sealed bids or otherwise, by mailing, by air or otherwise, notice of such sale, whether public or private, addressed to the Shipowner at its last known address and to any other registered mortgagee, twenty (20) calendar days prior to the date fixed for entering into the contract of sale and by first publishing notice of any such public sale for ten (10) consecutive days, in daily newspapers of general circulation published in the City of New York, State of New York; in the event that the Vessel shall be offered for sale by private sale, no newspaper publication of notice shall be required, nor notice of adjournment of sale; sale may be held at such place and at such time as the


                                      18                       DEED OF COVENANTS
                                                                   [VESSEL NAME]

      Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned; and any sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage, and the Mortgagee may become the purchaser at any sale. The Shipowner agrees that any sale made in accordance with the terms of this paragraph shall be deemed made in a commercially reasonable manner insofar as it is concerned;

            (vii) Require that all policies, contracts, certificates of entry and other records relating to the insurance with respect to the Vessel, including, but not limited to, those described in Article II, Section 13 hereof (the "Insurances") (including details of and correspondence concerning outstanding claims) be forthwith delivered to or to the order of the Mortgagee;

            (viii) Collect, recover, compromise and give a good discharge for any and all monies and claims for monies then outstanding or thereafter arising under the Insurances or in respect of the earnings or any requisition compensation and to permit any brokers through whom collection or recovery is effected to charge the usual brokerage therefore.

            Section 2. POWER OF SALE. Any sale of the Vessel made in pursuance of this Deed, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Shipowner therein and thereto, and shall bar the Shipowner, its successors and assigns, and all persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Mortgagee, if it is the purchaser, shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply the Indebtedness hereby secured in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Mortgagee after allowing for the costs and expense of sale and other charges; and thereupon such purchaser shall be credited, on account of such purchase price, with the net proceeds that shall have been so credited upon the Indebtedness hereby secured. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

            Section 3. POWER OF ATTORNEY - SALE. The Mortgagee is hereby irrevocably appointed attorney-in-fact of the Shipowner to execute and deliver to


                                      19                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and on behalf of the Shipowner, a good conveyance of the title to the Vessel so sold. Any person dealing with the Mortgagee or attorney-in-fact shall not be put on enquiry as to whether the power of attorney contained herein has become exercisable. In the event of any sale of the Vessel, under any power herein contained, the Shipowner will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel as the Mortgagee may direct or approve.

            Section 4. POWER OF ATTORNEY - COLLECTION. The Mortgagee is hereby irrevocably appointed attorney-in-fact of the Shipowner upon the happening of any event of default, in the name of the Shipowner to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any event of default as defined in Section 1 of Article III hereof in respect of the Vessel, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Shipowner acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Shipowner all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing. Any person dealing with the Mortgagee or attorney-in-fact shall not be put on enquiry as to whether the Power of Attorney contained herein has become exercisable.

            Section 5. DELIVERY OF VESSEL. Upon the security constituted by this Deed and the Mortgage becoming immediately enforceable pursuant to Section 1 of
Article III, the Mortgagee shall (in addition to the powers described in Section 1 of Article III) become forthwith entitled (but not bound) to appoint, by an instrument in writing under its seal or under the hand of any director or officer or authorized signatory, a receiver and/or manager of the Vessel upon such terms as to remuneration and otherwise as the Mortgagee shall deem fit with power from time to time to remove any receiver and appoint another in his stead and any receiver shall be the agent of the Shipowner (who shall be solely responsible for his acts and defaults and remuneration) and shall have all the powers conferred by law by way of addition to, but without limiting, those powers any receiver shall have all the powers and entitlements conferred on the Mortgagee by this Deed and generally shall be entitled to the same protection and to exercise the same powers and discretions as are granted to the Mortgagee under this Deed.

            Section 6. MORTGAGEE TO DISCHARGE LIENS. The Shipowner authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Shipowner, its successors and assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on


                                      20                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them or any of them may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Shipowner, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Deed and the Mortgage in like manner and extent as if the amount and description thereof were written herein.

            Section 7. PAYMENT OF EXPENSES. The Shipowner covenants that upon the happening of any one or more of the events of default, then, upon written demand of the Mortgagee, the Shipowner will pay to the Mortgagee the whole amount due and payable in respect of the Indebtedness hereby secured; and in case the Shipowner shall fail to pay the same forthwith upon such demand, the Mortgagee shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation of the Mortgagee or its agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it or them or the Mortgagee hereunder. All moneys collected by the Mortgagee under this Section 7 shall be applied by the Mortgagee in accordance with the provisions of Section 11 of this Article III.

            Section 8. REMEDIES CUMULATIVE. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The Mortgagee shall not be required or bound to enforce any of its rights under any of the other Credit Documents, prior to enforcing its rights under this Deed and the Mortgage. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any default as above defined shall impair any such right, power or remedy or be construed to be a waiver of any such event of default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the Indebtedness hereby secured maturing after any event of default or of any payment on account of any past default be construed to be a waiver of any right to exercise its remedies due to any future event of default or of any past event of default not completely cured thereby. No consent, waiver or approval of the Mortgagee shall be deemed to be effective unless in writing and duly signed by authorized signatories of the Mortgagee; any waiver by the Mortgagee of any of the terms of this Deed or any consent given under this Deed shall only be effective for the purpose and on the terms which it is given and shall be without prejudice to the


                                      21                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
right to give or withhold consent in relation to future matters (which are either the same or different).

            Section 9. CURE OF DEFAULTS. If at any time after an event of default and prior to the actual sale of the Vessel by the Mortgagee or prior to any enforcement or foreclosure proceedings the Shipowner offers completely to cure all events of default and to pay all expenses, advances and damages to the Mortgagee consequent on such events of default, with interest at the interest rate set forth in Section 1.07(b) of the Credit Agreement, then the Mortgagee may, but shall not be obligated to, accept such offer and payment and restore the Shipowner to its former position, but such action, if taken, shall not affect any subsequent event of default or impair any rights consequent thereon.

            Section 10. DISCONTINUANCE OF PROCEEDINGS. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Deed and the Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Shipowner and the Mortgagee shall be restored to its former position and right hereunder with respect to the property subject or intended to be subject to this Deed and the Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

            Section 11. APPLICATION OF PROCEEDS. After an event of default hereunder shall have occurred and be continuing, the proceeds of any sale of the Vessel and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Deed or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided for, shall be applied as follows:

            FIRST: To the payment of all costs and expenses (together with interest thereon as set forth in Section 14 of Article II) of the Mortgagee, including the reasonable compensation of its agents and attorneys, by reason of any sale, retaking, management or operation of the Vessel and all other sums payable to the Mortgagee hereunder by reason of any expenses or liabilities incurred or advances made by it for the protection, maintenance and enforcement of the security or of any of its rights hereunder, under the Credit Agreement, the Subsidiaries Guaranty and under the other Credit Documents or in the pursuit of any remedy hereby or thereby conferred; and at the option of the Mortgagee to the payment of any taxes, assessments or liens claiming priority over the lien of the Mortgage; and

            SECOND: To the Pledgee (as defined in the Pledge Agreement) for its distribution in accordance with the provisions of Section 9 of the Pledge Agreement.


                                      22                       DEED OF COVENANTS
                                                                   [VESSEL NAME]

            Section 12. POSSESSION UNTIL DEFAULT. Until one or more of the events of default hereinafter described shall happen, the Shipowner (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings or equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, equipment, or other appurtenances of substantially equal value to the Shipowner, which shall forthwith become subject to the lien of this Mortgage as a first priority mortgage thereon.

            Section 13. SEVERABILITY OF PROVISIONS, ETC. (a) If any provision of this Deed should be deemed invalid or shall be deemed to affect adversely the preferred status of this Deed of the Mortgage under any applicable law, such provision shall be void and of no effect and shall cease to be a part of this Deed without affecting the remaining provisions, which shall remain in full force and effect.

            (b) In the event that the Subsidiaries Guaranty, this Deed, the Mortgage, any of the other Credit Documents or any of the documents or instruments which may from time to time be delivered thereunder or hereunder or any provision thereof or hereof shall be deemed invalidated by present or future law of any nation or by decision of any court, this shall not affect the validity and/or enforceability of all or any other parts of the Subsidiaries Guaranty, the Pledge Agreement, this Deed, the Mortgage, any of the other Credit Documents or such documents or instruments and, in any such case, the Shipowner covenants and agrees that, on demand, it will execute and deliver such other and further agreements and/or documents and/or instruments and do such things as the Mortgagee in its sole discretion may reasonably deem to be necessary to carry out the true intent of this Deed, the Mortgage, Subsidiaries Guaranty, the Pledge Agreement and the other Credit Documents.

            (c) In the event that the title, or ownership of the Vessel shall be requisitioned, purchased or taken by any government of any country or any department, agency or representative thereof, pursuant to any present or future law, proclamation, decree order or otherwise, the lien of this Deed and the Mortgage shall be deemed to attach to the claim for compensation therefor, and the compensation, purchase or other taking of such title or ownership is hereby agreed to be payable to the Mortgagee who shall be entitled to receive the same and shall pay it to the Mortgagee who shall apply it as provided in Section 11 of this Article III. In the event of any such requisition, purchase or taking, and the failure of the Mortgagee to receive proceeds as herein provided, the Shipowner shall promptly execute and deliver to the Mortgagee such documents, if any, as in the


                                      23                       DEED OF COVENANTS
                                                                   [VESSEL NAME]
opinion of the Mortgagee may be necessary or useful to facilitate or expedite the collection by the Mortgagee of such part of the compensation, purchase price, reimbursement or award as is payable to it hereunder.

            (d) Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the priority status of this Deed and the Mortgage, and if any provision of this Deed or portion thereof shall be construed to waive the priority status of this Deed or the Mortgage, then such provision to such extent shall be void and of no effect.

                                   ARTICLE IV

                                SUNDRY PROVISIONS

            Section 1. SUCCESSORS AND ASSIGNS. All of the covenants, promises, stipulations and agreements of the Shipowner in this Deed contained shall bind the Shipowner and its successors and shall inure to the benefit of the Mortgagee and its successors and assigns. In the event of any assignment or transfer of this Deed, the term "Mortgagee", as used in this Deed, shall be deemed to mean any such assignee or transferee.

            Section 2. POWER OF SUBSTITUTION. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

            Section 3. COUNTERPARTS. This Deed may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

            Section 4. NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telexed, telegraphic, telex, telecopier or cable communication) and mailed, telexed, telecopied, cabled or delivered, if to the Shipowner or to the Mortgagee, at its address as specified below, or at such other address as shall be designated by such party in a written notice to the other party:

                  If to the Shipowner, addressed to it in care of:

                  General Maritime Corporation
                  35 West 56th Street
                  New York, NY 10019
                  Telephone: (212) 763-5600
                  Facsimile: (212) 763-5603


                                      24                      DEED OF COVENANTS
                                                                   [VESSEL NAME]

                  If to the Mortgagee, addressed to it:

                  Christiania Bank og Kreditkasse, ASA, New York Branch 11 West 42nd Street, 7th Floor
                  New York, NY  10036
                  Attn: Hans Chr. Kjelsrud
                  Telephone: (212) 827-4814
                  Facsimile: (212) 827-4888

with a copy to:

                  Holland & Knight LLP
                  195 Broadway
                  New York, NY 10007
                  Attn: Jovi Tenev
                  Telephone: (212) 513 3218
                  Facsimile: (212) 385 9010

            All such notices and communications shall, (i) when mailed, be effective three Business Days (as defined in the Credit Agreement) after being deposited in the mails, prepaid and properly addressed for delivery, (ii) when sent by overnight courier, be effective one Business Day after delivery to the overnight courier prepaid and properly addressed for delivery on such next Business Day, or (iii) when sent by telex or telecopier, be effective when sent by telex or telecopier, except that notices and communications to the Mortgagee shall not be effective until received by the Mortgagee.

            Section 5. STATUTORY MORTGAGE. This Deed accompanies and is to be read with and forms part of the Mortgage dated the date hereof and shall be effective from the date hereof.

            Section 6. FURTHER ASSURANCES. The Shipowner shall execute and do all such assurances, acts and things as the Mortgagee, or any receiver in its absolute discretion may require for:

            (a) perfecting or protecting the security created (or intended to be created) by this Deed and the Mortgage; or

            (b) preserving or protecting any of the rights of the Mortgagee under this Deed and the Mortgage (or any of them); or

            (c) ensuring that the security constituted by this Deed and the Mortgage and the covenants and obligations of the Shipowner under this Deed shall enure to the benefit of assignees of the Mortgagee (or any of them); or


                                      25                       DEED OF COVENANTS
                                                                   [VESSEL NAME]

            (d) facilitating the appropriation or realization of the Vessel or any part thereof and enforcing the security constituted by this Deed and the Mortgage on or at any time after the same shall have become enforceable; or

            (e) the exercise of any power, authority or discretion vested in the Mortgagee under this Deed and the Mortgage (or any of them),

in any such case, forthwith upon demand by the Mortgagee and at the expense of the Shipowner. Without limitation of the foregoing, in connection with any Interest Rate Protection Agreements or Other Hedging Agreements entered into from time to time, the Shipowner shall, at its expense, enter into, deliver and cause to be recorded such amendments and supplements to this Deed and the Mortgage, and such other instruments and legal opinions, as the Mortgagee may reasonably request.

            Section 7. GOVERNING LAW. The provisions of this Deed shall, with respect to its validity, effect, recordation and enforcement, be governed by and construed in accordance with the applicable laws of the Republic of Malta.

            Section 8. ADDITIONAL RIGHTS OF THE MORTGAGEE. In the event the Mortgagee shall be entitled to exercise any of its remedies under Article III hereof, the Mortgagee shall have the right to arrest and take action against the Vessel at whatever place the Vessel shall be found lying and for the purpose of any action which the Mortgagee may bring before the Courts of such jurisdiction or other judicial authority and for the purpose of any action which the Mortgagee may bring against the Vessel, any writ, notice, judgment or other legal process or documents may (without prejudice to any other method of service under applicable law) be served upon the Master of the Vessel (or upon anyone acting as the Master) and such service shall be deemed good service on the Shipowner for all purposes.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


                                      26                       DEED OF COVENANTS
                                                                   [VESSEL NAME]

                  IN WITNESS WHEREOF, the Shipowner has caused this Deed of Covenants to be duly executed by its authorized representative the day and year first above written.

                                    [NAME OF SHIPOWNER]

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CHRISTIANIA BANK OG
                                      KREDITKASSE ASA,
                                      NEW YORK BRANCH
                                      as Trustee,

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                                               DEED OF COVENANTS
                                                                   [VESSEL NAME]